EXHIBIT 15
                           Accountants' Acknowledgment

The Board of Directors
PepsiCo, Inc.

We hereby acknowledge our awareness of the use of our report dated October 15, 1999 included within the Quarterly Report on Form 10-Q of PepsiCo, Inc. for the twelve and thirty-six weeks ended September 4, 1999, and incorporated by
reference  in  the  following   Registration   Statements  and  in  the  related
Prospectuses:

                                                       Registration
                                                       ------------
Description                                          Statement Number
-----------                                          ----------------
Form S-3
--------
PepsiCo SharePower Stock Option Plan for PCDC
 Employees                                           33-42121
$32,500,000 Puerto Rico Industrial, Medical and
   Environmental Pollution Control Facilities
   Financing Authority Adjustable Rate Industrial
   Revenue Bonds                                     33-53232
Extension of the PepsiCo SharePower Stock Option
   Plan to Employees of Snack Ventures Europe, a
   joint venture between  PepsiCo Foods International
   and General Mills, Inc.                           33-50685
$4,587,000,000 Debt Securities and Warrants          33-64243

Form S-8
--------
PepsiCo SharePower Stock Option Plan                 33-35602, 33-29037,
                                                     33-42058, 33-51496,
                                                     33-54731 & 33-66150
1988 Director Stock Plan                             33-22970
1979 Incentive Plan and the 1987 Incentive Plan      33-19539
1994 Long-Term Incentive Plan                        33-54733
1995 Stock Option Incentive Plan                     33-61731 & 333-09363
1979 Incentive Plan                                  2-65410
PepsiCo, Inc. Long Term Savings Program              2-82645, 33-51514 &
                                                     33-60965

Pursuant to Rule 436(c) of the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

                                                     KPMG LLP
New York, New York
October 15, 1999